                                                                  Exhibit (H)(1)





______________________________________________________________________________
______________________________________________________________________________



                              SNYDER STRYPES TRUST

                          (a Delaware business trust)



                               PURCHASE AGREEMENT
                               ------------------



                           Dated:  September __, 1997


  ______________________________________________________________________________
  ______________________________________________________________________________

                               TABLE OF CONTENTS

   SECTION 1. Representations and Warranties..........................................  4
              ------------------------------

          (a) Representations and Warranties by the Trust.............................  4
              (i)     Compliance with Registration Requirements.......................  4
              (ii)    Independent Accountants.........................................  5
              (iii)   Financial Statement.............................................  5
              (iv)    No Material Adverse Change in Business..........................  5
              (v)     Good Standing of the Trust; No Subsidiaries.....................  5
              (vi)    Registration Under the 1940 Act.................................  6
              (vii)   Outstanding STRYPES.............................................  6
              (viii)  Authorization of Agreement......................................  6
              (ix)    Authorization and Description of the Securities.................  6
              (x)     Authorization of Fundamental Agreements.........................  6
              (xi)    Compliance with Acts............................................  7
              (xii)   Description of Trust Agreement and Fundamental
                      Agreements......................................................  7
              (xiii)  Absence of Defaults and Conflicts...............................  7
              (xiv)   Absence of Proceedings..........................................  8
              (xv)    No Investment Restrictions, etc.................................  8
              (xvi)   Exhibits........................................................  8
              (xvii)  Absence of Further Requirements.................................  8
              (xviii) Title to Property...............................................  8
         (b)  Representations and Warranties by the Contracting
              Stockholders............................................................  9
              (i)     Authority.......................................................  9
              (ii)    Delivery of Snyder Common Stock.................................  9
              (iii)   Authorization of Agreement......................................  9
              (iv)    Authorization of the Forward Purchase Contract and the
                      Security and Pledge Agreement...................................  9
              (v)     Absence of Defaults and Conflicts............................... 10
              (vi)    Absence of Further Requirements................................. 10
              (vii)   Trust Registration Statement and Prospectus..................... 11
              (viii)  Snyder Registration Statement and Prospectus.................... 11
         (c)  Officer's Certificates.................................................. 12

   SECTION 2. Sale and Delivery to Underwriters; Closing.............................. 12
              ------------------------------------------

         (a)  Initial Securities...................................................... 12
         (b)  Option Securities....................................................... 12
         (c)  Payment................................................................. 13
         (d)  Denominations; Registration............................................. 13

   SECTION 3. Covenants............................................................... 13
              ---------

         (a)  Covenants of the Trust.................................................. 13
              (i)   Compliance with Securities Regulations and
                    Commission Requests............................................... 13
              (ii)  Filing of Amendments.............................................. 14

              (iii)   Delivery of Trust Registration Statements......................  14
              (iv)    Delivery of Trust Prospectuses.................................  14
              (v)     Continued Compliance with Securities Laws......................  15
              (vi)    Blue Sky Qualifications........................................  15
              (vii)   Rule 158.......................................................  15
              (viii)  Use of Proceeds................................................  16
              (ix)    Listing........................................................  16
              (x)     Reporting Requirements.........................................  16
         (b)  Covenants of the Contracting Stockholders..............................  16
              (i)     Restriction on Sale of Securities..............................  16
              (ii)    Purpose Statement..............................................  17

   SECTION 4. Payment of Expenses....................................................  17
              -------------------

         (a)  Expenses Payable by the Contracting Stockholders.......................  17
         (b)  Termination of Agreement...............................................  17
         (c)  Allocation of Expenses.................................................  17

   SECTION 5. Conditions.............................................................  17
              ----------

         (a)  Conditions of Underwriters' Obligations................................  17
              (1)     Effectiveness of Trust Registration Statement..................  18
              (2)     Effectiveness of Snyder Registration Statement.................  18
              (3)     Opinion of Counsel for the Trust...............................  18
              (4)     Opinion of Special Delaware Counsel for the Trust..............  18
              (5)     Opinion of Counsel for the Underwriters........................  19
              (6)     Opinion of Counsel for Snyder..................................  19
              (7)     Opinion of Counsel for the Contracting Stockholders............  19
              (8)     Managing Trustee's Certificate.................................  19
              (9)     Snyder and Partnership Officers' Certificate...................  20
              (10)    Certificates of Contracting Stockholders.......................  20
              (11)    Snyder Accountant's Comfort Letter.............................  20
              (12)    Snyder Bring-down Comfort Letter...............................  21
              (13)    Approval of Listing............................................  21
              (14)    No Objection...................................................  21
              (15)    Lock-up Agreements.............................................  21
              (16)    Fundamental Agreements.........................................  21
              (17)    Inducement Letters.............................................  21
              (18)    Conditions to Purchase of Option Securities....................  21
              (19)    Additional Documents...........................................  23

         (b)  Termination of Agreement...............................................  23

   SECTION 6. Indemnification........................................................  23
              ---------------

         (a)  Indemnification of the Underwriters and the Trust by the
              Contracting Stockholders...............................................  23
         (b)  Indemnification of the Trust...........................................  25
         (c)  Actions against Parties; Notification..................................  25
         (d)  Settlement without Consent if Failure to Reimburse.....................  26
         (e)  Conditions of Indemnification by the Contracting Stockholders..........  26

   SECTION 7. Contribution...........................................................  26
              ------------
   SECTION 8. Representations, Warranties and Agreements to Survive Delivery.........  28
              --------------------------------------------------------------
   SECTION 9. Termination of Agreement...............................................  28
              ------------------------
         (a)    Termination; General.................................................  28
         (b)    Liabilities..........................................................  28
   SECTION 10.  Default by One or More Underwriters..................................  28
                ------------------------------------
   SECTION 11.  Notices..............................................................  29
                -------
   SECTION 12.  Parties..............................................................  29
                -------
   SECTION 13.  GOVERNING LAW AND TIME...............................................  30
                ----------------------
   SECTION 14.  Effect of Headings...................................................  30
                ------------------

                             Snyder STRYPES Trust
                          (a Delaware business trust)

                                   STRYPES/sm/


     Exchangeable for Shares of Common Stock of Snyder Communications, Inc.


                               PURCHASE AGREEMENT
                               ------------------

                                                   September __, 1997
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
GOLDMAN, SACHS & CO.
MORGAN STANLEY & CO. INCORPORATED
MONTGOMERY SECURITIES
BEAR, STEARNS & CO. INC.
as Representatives of the several Underwriters
c/o Merrill Lynch & Co.
    Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
    North Tower
    World Financial Center
    New York, New York  10281-1209

Ladies and Gentlemen:

     Snyder STRYPES Trust (such trust and the trustees thereof acting in their capacities as such being referred to herein as the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. (Sections 3801 et seq.)), and D.M.S. Endowment, LLC, Sutton Partners, LLC, A.O. Roberts, LLC and USN College Marketing, L.P. (each, a "Contracting Stockholder" and, collectively, the "Contracting Stockholders"), confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Montgomery Securities, Bear, Stearns & Co. Inc. and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as provided in Section 10 hereof), for whom Merrill Lynch, Goldman, Sachs & Co.,

_________________________

(SM) Service mark of Merril Lynch & Co., Inc.

Morgan Stanley & Co. Incorporated, Montgomery Securities and Bear, Stearns & Co. Inc. are acting as representatives (in such capacity, the "Representatives"), with respect to (i) the issue and sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of the Trust's STRYPES/sm/ (each, a "STRYPES") set forth in Schedule A hereto, and (ii) the grant by the Trust to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 600,000 additional STRYPES to cover over-allotments, if any. The aforesaid 4,000,000 STRYPES (the "Initial Securities") to be purchased by the Underwriters pursuant to this Agreement and all or any part of the 600,000 STRYPES subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities." The Securities are to be issued pursuant to an Amended and Restated Trust Agreement, dated as of September __, 1997, among the trustees of the Trust (the "Trustees") and ML IBK Positions, Inc., as Sponsor (the "Trust Agreement").

     The Trust, Snyder Communications, Inc., a Delaware corporation ("Snyder"), Snyder Communications, L.P., a Delaware limited partnership (the "Partnership"), and the Underwriters are concurrently entering into an agreement, dated the date hereof (the "Registration Agreement"), relating to the registration of shares of common stock, par value $.001 per share (the "Snyder Common Stock"), of Snyder deliverable upon exchange of the STRYPES. The STRYPES will be exchanged for a specified number of shares of Snyder Common Stock or, in certain circumstances, cash, or a combination of cash and Snyder Common Stock, with an equal value, upon conclusion of the term of the Trust on __________, 2000 (the "Exchange Date") or upon earlier dissolution of the Trust in certain circumstances.

     The Trust and the Contracting Stockholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

     The Trust has filed with the Securities and Exchange Commission (the "Commission") (i) a notification on Form N-8A (the "Notification") of registration of the Trust as an investment company; and (ii) a registration statement on Form N-2 (Nos. 333-33707 and 811-08337) for the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), and Pre-Effective Amendments No. 1 and No. 2 thereto, including a preliminary prospectus relating to the offering of the Securities. Promptly after execution and delivery of this Agreement, the Trust will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (h) of Rule 497 ("Rule 497(h)") of the 1933 Act Regulations or (ii) if the Trust has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Trust Term Sheet") in accordance with the provisions of Rule 434 and Rule 497(h). The information included in such prospectus or in such Trust Term Sheet, as the case may be, that was omitted from such registration statement (as so amended) at the time it became effective but that is deemed to be part of such registration statement (as so amended) at the time it became effective (i) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (ii) pursuant to paragraph (d) of Rule 434

__________________________

/sm/  Service mark of Merrill Lynch & Co., Inc.

is referred to as "Rule 434 Information." Any prospectus relating to the offering of the Securities used before such registration statement (as so amended) became effective, and any prospectus relating to the offering of the Securities that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, in each case excluding any Snyder preliminary prospectus (as defined below) attached thereto, is herein called a "Trust preliminary prospectus." Such registration statement (as so amended), including the exhibits thereto and the schedules thereto, if any, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Trust Registration Statement." Any registration statement filed by the Trust pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Trust Rule 462(b) Registration Statement," and after such filing the term "Trust Registration Statement" shall include the Trust Rule 462(b) Registration Statement. The final prospectus relating to the offering of the Securities, excluding any Snyder Prospectus (as defined below) attached thereto, in the form first furnished to the Underwriters for use in connection with the offering of the Securities is referred to herein as the "Trust Prospectus." If Rule 434 is relied on, the term "Trust Prospectus" shall refer to the Trust preliminary prospectus dated __________, 1997 together with the Trust Term Sheet and all references in this Agreement to the date of the Trust Prospectus shall mean the date of the Trust Term Sheet. For purposes of this Agreement, all references to the Trust Registration Statement, any Trust preliminary prospectus, the Trust Prospectus or any Trust Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     Snyder has filed with the Commission a registration statement on Form S-1 (No. 333-33691), covering the resale under the 1933 Act of the shares of Snyder Common Stock deliverable upon exchange of the Securities, and Pre-Effective Amendments No. 1 and No. 2 thereto, including the related preliminary prospectus or prospectuses. Each prospectus, based on the prospectus included in such registration statement, used before such registration statement became effective is herein called a "Snyder preliminary prospectus." Such registration statement, including the exhibits thereto and the schedules thereto, if any, at the time it became effective, is herein called the "Snyder Registration Statement." Any registration statement filed by Snyder pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Snyder Rule 462(b) Registration Statement," and after such filing the term "Snyder Registration Statement" shall include the Snyder Rule 462(b) Registration Statement. The final prospectus, based on the prospectus included in the Snyder Registration Statement, in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Snyder Prospectus." For purposes of this Agreement, all references to the Snyder Registration Statement, any Snyder preliminary prospectus, the Snyder Prospectus or any amendment or supplement to any of the foregoing shall be deemed (i) to include the copy filed with the Commission pursuant to EDGAR and (ii) to exclude any prospectus or other portion of Snyder's registration statement on Form S-1 (No. 333-33691) relating to the offer and sale by Snyder and certain stockholders of Snyder of up to shares of Snyder Common Stock in concurrent U.S. and international offerings, but shall include any prospectus or other portion of such registration statement relating to the Snyder Common Stock deliverable upon exchange of the STRYPES.

     Concurrently with the execution and delivery of this Agreement, the Trust, the Contracting Stockholders and The Bank of New York ("BONY"), as collateral agent, will enter into a forward purchase contract (the "Forward Purchase Contract"), pursuant to which the Contracting Stockholders will agree to sell and the Trust will agree to purchase, immediately prior to the Exchange Date, the aggregate number of shares of Snyder Common Stock required by the Trust to exchange all of the Securities on the Exchange Date as described in the Trust Prospectus, subject to the Contracting Stockholders' rights to satisfy their respective obligations thereunder in whole or in part through cash payment based upon the value of the shares of Snyder Common Stock otherwise deliverable (the "Forward Purchase"). Each Contracting Stockholder's obligations under the Forward Purchase Contract will be secured by a pledge of collateral pursuant to the terms of a security and pledge agreement (the "Security and Pledge Agreement") among the Contracting Stockholders, the Trust and BONY, as collateral agent.

     The public offering of the Securities is expected to close concurrently with offerings of shares of Snyder Common Stock described in the Snyder Registration Statement pursuant to a U.S. Purchase Agreement and an International Purchase Agreement (the "U.S. Purchase Agreement" and the "International Purchase Agreement," respectively).

     SECTION 1.  Representations and Warranties.
                 ------------------------------

     (a) Representations and Warranties by the Trust. The Trust represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

           (i)  Compliance with Registration Requirements.  Each of the Trust
                -----------------------------------------
     Registration Statement and any Trust Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Trust Registration Statement or any Trust Rule 462(b) Registration Statement pursuant to Section 8(d) of the 1933 Act, or order pursuant to Section 8(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), has been issued and no proceedings for either such purpose have been instituted or are pending or, to the knowledge of the Trust, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

           At the respective times the Trust Registration Statement, any Trust Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Notification, the Trust Registration Statement, the Trust Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1940 Act and the rules and regulations of the Commission under the 1940 Act (the "1940 Act Regulations"), and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Trust Prospectus nor any amendments or supplements thereto, at the time the Trust Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Trust will comply with the requirements of Rule 434. The representations and warranties in this subsection shall not apply to statements in or omissions from the Trust Registration Statement (or any amendments or supplements thereto) or the Trust Prospectus (or any amendments or supplements thereto) made in reliance upon and in conformity with information furnished to the Trust in writing by any Underwriter through the Representatives expressly for use in the Trust Registration Statement (or any amendments or supplements thereto) or Trust Prospectus (or any amendments or supplements thereto).

           Each Trust preliminary prospectus and the prospectus relating to the offering of the Securities filed as part of the Trust Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 497 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and the 1940 Act Regulations, and, if applicable, each Trust preliminary prospectus and the Trust Prospectus delivered to the Underwriters for use in connection with the offering of the Securities was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

           (ii)   Independent Accountants.  The accountants who certified
                  -----------------------
     certain financial statements and supporting schedules included in the Trust Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

           (iii)  Financial Statement.  The statement of assets, liabilities and
                  -------------------
     capital included in the Trust Registration Statement and the Trust Prospectus, together with the notes thereto, present fairly the financial position of the Trust at the date indicated; said financial statement has been prepared in conformity with generally accepted accounting principles.

           (iv)   No Material Adverse Change in Business.  Since the respective
                  --------------------------------------
     dates as of which information is given in the Trust Registration Statement and the Trust Prospectus, except as otherwise stated therein or contemplated thereby, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, business prospects, management, investment objectives or investment policies of the Trust, whether or not arising in the ordinary course of business (a "Material Adverse Effect") and (B) there have been no transactions entered into by the Trust, other than those in the ordinary course of business, which are material with respect to the Trust.

           (v)    Good Standing of the Trust; No Subsidiaries.  The Trust has
                  -------------------------------------------
     been duly created and is validly existing as a business trust in good standing under the Delaware Act with power and authority to own its properties and to conduct its business as described in the Trust Prospectus and to enter into and perform its obligations under this Agreement, the Trust Agreement and the Forward Purchase Contract; the Trust is and will, under current law, be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; and the Trust has no subsidiaries.

           (vi)   Registration Under the 1940 Act.  The Trust is registered with
                  -------------------------------
     the Commission as a non-diversified, closed-end management investment company under the 1940 Act. No order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Trust, threatened by the Commission. No person is serving or acting as an officer or trustee of the Trust, except in accordance with the provisions of the 1940 Act.

           (vii)  Outstanding STRYPES.  All of the outstanding STRYPES have been
                  -------------------
     duly and validly authorized and issued and are fully paid and non-assessable undivided beneficial interests in the assets of the Trust; and the form of certificate used to evidence the STRYPES is in due and proper form and complies with all provisions of applicable law.

           (viii) Authorization of Agreement.  This Agreement has been duly
                  --------------------------
     authorized, executed and delivered by the Trust. The performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the Trust Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds") and compliance by the Trust with its obligations under this Agreement have been duly authorized by the Trust.

           (ix)   Authorization and Description of the Securities.  The
                  -----------------------------------------------
     Securities have been duly authorized by the Trust for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Trust pursuant to this Agreement against payment of the purchase price therefor as provided herein, will be validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the STRYPES conform to all statements relating thereto contained in the Trust Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Trust.

           (x)    Authorization of Fundamental Agreements.  Each of the Forward
                  ---------------------------------------
     Purchase Contract, the Security and Pledge Agreement, the Administration Agreement, to be dated September __, 1997, between the Trust and BONY (the "Administration Agreement"), the Custodian Agreement, dated September __, 1997, between the Trust and BONY (the "Custodian Agreement"), the Paying Agent Agreement, to be dated September __, 1997, between the Trust and BONY (the "Paying Agent Agreement") and the Fund Indemnity Agreement, to be dated September __, 1997, among the Trust, Merrill Lynch & Co., Inc. and the Contracting Stockholders (the "Fund Indemnity Agreement") (the Forward Purchase Contract, the Security and Pledge Agreement, the Administration Agreement, the Custodian Agreement, the Paying Agent Agreement and the Fund Indemnity Agreement are collectively referred to herein as the "Fundamental Agreements"), has been duly authorized by the Trust and, at the Closing Time, will have been duly executed and delivered by the Trust and (assuming the due authorization, execution and delivery by the other parties thereto) will constitute a valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

           (xi)  Compliance with Acts.  The Trust Agreement and the Fundamental
                 --------------------
     Agreements comply with all applicable provisions of the 1933 Act and the 1940 Act, and all approvals of such documents required under the 1940 Act by the holders of the STRYPES and the Trustees have been obtained and are in full force and effect.

           (xii)  Description of Trust Agreement and Fundamental Agreements.
                  ---------------------------------------------------------
     The Trust Agreement and the Fundamental Agreements will conform in all material respects to the respective statements relating thereto contained in the Trust Prospectus and, to the extent forms thereof were filed as exhibits to the Trust Registration Statement, will be in substantially the respective forms so filed.

           (xiii)  Absence of Defaults and Conflicts.  The execution, delivery
                   ---------------------------------
     and performance by the Trust of this Agreement and each Fundamental Agreement and the consummation of the transactions contemplated herein, therein and in the Trust Registration Statement (including the issuance and sale of the Securities and the delivery of shares of Snyder Common Stock pursuant thereto, the consummation of the Forward Purchase and the use of the proceeds from the sale of the Securities as described in the Trust Prospectus under the caption "Use of Proceeds") and compliance by the Trust with its obligations hereunder, under the Securities and under each Fundamental Agreement do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Trust is a party or by which it may be bound, or to which any of the property or assets of the Trust is subject (collectively, "Agreements and Instruments") (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the Trust Agreement or the trust certificate of the Trust filed with the State of Delaware on August 5, 1997 or any applicable law, statute, rule or regulation of any government or government instrumentality having jurisdiction over the Trust or any of its assets, properties or operations (other than any state securities or "blue sky" law, statute, rule or regulation, as to which no representation or warranty is made), or any applicable judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Trust or any of its assets or properties (except for such violations of any law, statute, rule, regulation, judgment, order, writ or decree that would not result in a Material Adverse Effect). As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness of the Trust (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Trust.

           (xiv)    Absence of Proceedings.  There is no action, suit,
                    ----------------------
     proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending with respect to which the Trust has received service of process, or, to the knowledge of the Trust, threatened, against or affecting the Trust, which is required to be disclosed in the Trust Registration Statement (other than as disclosed therein), or which might, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, or which might, individually or in the aggregate, reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the Fundamental Agreements (including the issuance and sale of the Securities and the delivery of shares of Snyder Common Stock pursuant thereto and the consummation of the Forward Purchase) or the performance by the Trust of its obligations hereunder or thereunder; the aggregate of all pending legal or governmental proceedings (with respect to which the Trust has received service of process) to which the Trust is a party or of which any of its property or assets is the subject which are not described in the Trust Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

           (xv)     No Investment Restrictions, etc.  There are no material
                    -------------------------------
     restrictions, limitations or regulations with respect to the ability of the Trust to invest its assets as described in the Trust Prospectus, other than as described therein.

           (xvi)    Exhibits.  There are no contracts or documents which are
                    --------
     of a character required to be described in the Trust Registration Statement or the Trust Prospectus or to be filed as exhibits thereto which have not been so described or filed as required.

           (xvii)   Absence of Further Requirements.  No declaration or filing
                    -------------------------------
     with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the Trust to own and use its assets and to conduct its business in the manner described in the Trust Prospectus or for the performance by the Trust of its obligations under this Agreement, the Trust Agreement or any Fundamental Agreement or the consummation by the Trust of the transactions contemplated herein or therein (including the issuance and sale of the Securities and the delivery of shares of Snyder Common Stock pursuant thereto and the consummation of the Forward Purchase), except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

           (xviii)  Title to Property.  The Trust has good title to all
                    -----------------
     properties owned by it, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the Trust Prospectus or (B) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Trust.

     (b) Representations and Warranties by the Contracting Stockholders. Each Contracting Stockholder severally represents and warrants to each of the Underwriters and the Trust as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each of the Underwriters and the Trust, as follows:

           (i)  Authority.  Such Contracting Stockholder has the full right,
                ---------
     power and authority to enter into this Agreement, the Fund Expense Agreement, the Fund Indemnity Agreement, the Forward Purchase Contract and the Security and Pledge Agreement to pledge and assign the shares of Snyder Common Stock to be pledged and assigned by such Contracting Stockholder pursuant to the Security and Pledge Agreement, and to sell, transfer and deliver the shares of Snyder Common Stock to be sold by such Contracting Stockholder pursuant to the Forward Purchase Contract.

           (ii)  Delivery of Snyder Common Stock.  Such Contracting Stockholder
                 -------------------------------
     is the sole registered owner of and has, and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery) will have, all rights in and to the shares of Snyder Common Stock to be pledged and assigned by such Contracting Stockholder pursuant to the Security and Pledge Agreement, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, other than those created pursuant to the Security and Pledge Agreement. If immediately prior to the Exchange Date such Contracting Stockholder delivers to the Trust shares of Snyder Common Stock pursuant to the Forward Purchase Contract, upon delivery by such Contracting Stockholder to the Trust of the shares of Snyder Common Stock to be sold by such Contracting Stockholder pursuant to the Forward Purchase Contract, assuming the Trust purchased for value in good faith and without notice of any adverse claim, the Trust will have acquired all rights in and to such shares of Snyder Common Stock, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. The sale, transfer and delivery of shares of Snyder Common Stock by such Contracting Stockholder to the Trust as contemplated by the Forward Purchase Contract is not, and at the time of delivery of such shares will not be, subject to any right of first refusal or similar rights of any person pursuant to any contract to which such Contracting Stockholder is a party or by which it is bound.

           (iii)  Authorization of Agreement.  This Agreement has been duly
                  --------------------------
     authorized, executed and delivered by such Contracting Stockholder. The execution and delivery of this Agreement and the sale and delivery of the Snyder Common Stock to be sold by such Contracting Stockholder and the consummation of the transactions contemplated herein and in the Trust Registration Statement and compliance by such Contracting Stockholder with its obligations hereunder have been duly authorized by each Contracting Stockholder that is not an individual and do not and will not, whether with or without the giving of notice or passage of time or both, result in the creation or imposition of any tax, lien, charge or encumbrance upon the Snyder Common Stock to be sold by such Contracting Stockholder, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Contracting Stockholder, if applicable, or, to the best of such Contracting Stockholder's knowledge, any applicable treaty, law, statute, rule, regulation, judgement, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Contracting Stockholder or any of its properties.

           (iv)   Authorization of the Forward Purchase Contract and the
                  ------------------------------------------------------
     Security and Pledge Agreement.  Each of the Forward Purchase Contract and
     -----------------------------
     the Security and Pledge Agreement has been duly authorized by such Contracting Stockholder and, at the Closing Time, will have been duly executed and delivered by such Contracting Stockholder and (assuming the due authorization, execution and delivery by the other parties thereto) will constitute a valid and binding agreement of such Contracting Stockholder, enforceable against such Contracting Stockholder in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). Amounts received by such Contracting Stockholder at Closing Time and at each Date of Delivery, if any, pursuant to the Forward Purchase Contract will not be used by such Contracting Stockholder for the purpose, whether immediate, incidental or ultimate, of buying or carrying a margin stock, as such terms are defined in Regulation G promulgated by the Board of Governors of the Federal Reserve System.

           (v)  Absence of Defaults and Conflicts. The execution, delivery and
                ---------------------------------
     performance by such Contracting Stockholder of this Agreement, the Forward Purchase Contract and the Security and Pledge Agreement and the consummation by such Contracting Stockholder of the transactions contemplated herein and therein and compliance by such Contracting Stockholder with its obligations hereunder and thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Stockholder Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Contracting Stockholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument to which such Contracting Stockholder is a party or by which it may be bound, or to which any of the property or assets of such Contracting Stockholder is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not, singly or in the aggregate, materially and adversely affect the ability of such Contracting Stockholder to perform its obligations under this Agreement, the Forward Purchase Contract or the Security and Pledge Agreement), nor will such action result in any violation of any applicable law, statute, rule or regulation of any government or government instrumentality having jurisdiction over such Contracting Stockholder or any of its assets, properties or operations (other than any state securities or "blue sky" law, statute, rule or regulation, as to which no representation and warranty is made), or any applicable judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Contracting Stockholder or any of its assets, properties or operations (except in all cases for such violations that would not, singly or in the aggregate, materially and adversely affect the ability of such Contracting Stockholder to perform its obligations under this Agreement, the Forward Purchase Contract or the Security and Pledge Agreement). As used herein, a "Stockholder Repayment Event" with respect to any Contracting Stockholder means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by such Contracting Stockholder.

           (vi)  Absence of Further Requirements. No declaration or filing with,
                 -------------------------------
     or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the execution, delivery or performance by such Contracting Stockholder of this Agreement, the Forward Purchase Contract or the Security and Pledge Agreement or the consummation by such Contracting Stockholder of the transactions contemplated herein or therein, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

           (vii)  Trust Registration Statement and Prospectus.  At the
                  -------------------------------------------
     respective times the Trust Registration Statement, any Trust Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Notification, the Trust Registration Statement, the Trust Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1940 Act and the 1940 Act Regulations, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Trust Prospectus nor any amendments or supplements thereto, at the time the Trust Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Trust Registration Statement (or any amendments or supplements thereto) or the Trust Prospectus (or any amendments or supplements thereto) made in reliance upon and in conformity with information furnished to the Trust in writing by any Underwriter through the Representatives expressly for use in the Trust Registration Statement (or any amendments or supplements thereto) or Trust Prospectus (or any amendments or supplements thereto).

          Each Trust preliminary prospectus and the prospectus relating to the offering of the Securities filed as part of the Trust Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 497 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and the 1940 Act Regulations.

          (viii)  Snyder Registration Statement and Prospectus.  The Snyder
                  --------------------------------------------
     Registration Statement, any Snyder Rule 462(b) Registration Statement or any post-effective amendments thereto, at the respective times the Snyder Registration Statement, any Snyder Rule 462(b) Registration Statement or any post-effective amendments thereto became effective, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Snyder Prospectus or any amendment or supplement thereto, at the time the Snyder Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not include an untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall apply only to statements in or omissions from the Snyder Registration Statement (or any amendment thereto) or the Snyder Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information furnished to Snyder in writing by such Contracting Stockholder expressly for use in the Snyder Registration Statement (or any amendment thereto) or the Snyder Prospectus (or any amendment or supplement thereto).

          (ix)  Security and Pledge Agreement. The representations and
                -----------------------------
     warranties of such Contracting Stockholder set forth in Section 8(a) of the Security and Pledge Agreement are true and correct on and as of the date hereof with the same effect as though such representations and warranties had been set forth in full in this Agreement.

     (c) Officer's Certificates. Any certificate signed by any Trustee of the Trust delivered to the Representatives or counsel for the Underwriters shall be deemed a representation and warranty by the Trust to the Underwriters as to the matters covered thereby. Any certificate signed by or on behalf of any Contracting Stockholder delivered to the Representatives or counsel to the Underwriters or to the Trust or counsel to the Trust shall be deemed a representation and warranty by such Contracting Stockholder to the Underwriters or the Trust, as the case may be, as to the matters covered thereby.

     SECTION 2.  Sale and Delivery to Underwriters; Closing.
                 ------------------------------------------

     (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, at the price per STRYPES set forth in Schedule B, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional [600,000] STRYPES at the price per STRYPES set forth in Schedule B. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Trust setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days (or, in the case of any exercise of said option by notice given after the Closing Time (as hereinafter defined), earlier than two full business days) after the exercise of said option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

     (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Brown
& Wood LLP, One World Trade Center, New York, New York 10048 or at such other place as shall be agreed upon by the Representatives and the Trust, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof, or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Trust (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Trust, on each Date of Delivery as specified in the notice from the Representatives to the Trust.

     Payment shall be made to the Trust by wire transfer of immediately available funds to a bank account designated by the Trust, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3.  Covenants.
                 ---------

     (a) Covenants of the Trust. The Trust covenants with each Underwriter as follows:

          (i) Compliance with Securities Regulations and Commission Requests. The Trust, subject to Section 3(a)(ii), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (A) when any post-effective amendment to the Trust Registration

     Statement shall become effective, or any supplement to the Trust Prospectus or any amended Trust Prospectus shall have been filed, (B) of the receipt of any comments from the Commission, (C) of any request by the Commission for any amendment to the Trust Registration Statement or any amendment or supplement to the Trust Prospectus or for additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Trust Registration Statement or of any order preventing or suspending the use of any Trust preliminary prospectus or any order pursuant to Section 8(e) of the 1940 Act, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Trust will promptly effect the filings necessary pursuant to Rule 497(h) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 497(h) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Trust will make every reasonable effort to prevent the issuance of any stop order pursuant to
     Section 8(d) of the 1933 Act or any order pursuant to Section 8(e) of the 1940 Act and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

          (ii)   Filing of Amendments.   The Trust will give the Representatives
     notice of its intention to file or prepare any amendment to the Trust Registration Statement (including any filing under Rule 462(b)), any Trust Term Sheet or any amendment, supplement or revision to either the prospectus relating to the offering of the Securities included in the Trust Registration Statement at the time it became effective or to the Trust Prospectus, whether pursuant to the 1933 Act, the 1940 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

          (iii) Delivery of Trust Registration Statements. The Trust has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Trust Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Trust Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. If applicable, the copies of the Trust Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (iv) Delivery of Trust Prospectuses. The Trust has delivered to each Underwriter, without charge, as many copies of each Trust preliminary prospectus as such Underwriter reasonably requested, and the Trust hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Trust will furnish to each Underwriter, without charge, during the period when the Trust Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Trust Prospectus (as amended or supplemented) as such Underwriter may reasonably request. If applicable, the Trust Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (v) Continued Compliance with Securities Laws. The Trust will comply with the 1933 Act and the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, and the 1940 Act and the 1940 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Trust Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Trust, to amend the Trust Registration Statement or amend or supplement the Trust Prospectus in order that the Trust Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Trust Registration Statement or amend or supplement the Trust Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations or the 1940 Act or the 1940 Act Regulations, the Trust will promptly prepare and file with the Commission, subject to Section 3(a)(ii), such amendment or supplement as may be necessary to correct such statement or omission or to make the Trust Registration Statement or the Trust Prospectus comply with such requirements, and the Trust will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

          (vi) Blue Sky Qualifications. The Trust will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Trust Registration Statement and any Trust Rule 462(b) Registration Statement; provided, however, that the Trust shall not be obligated to file any general consent to service of process or to qualify as a foreign trust or association or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Trust will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Trust Registration Statement and any Trust Rule 462(b) Registration Statement.

          (vii) Rule 158. The Trust will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (viii) Use of Proceeds. The Trust will use the net proceeds received by it from the sale of the Securities in the manner specified in the Trust Prospectus under "Use of Proceeds."

          (ix) Listing. The Trust will use its best efforts to effect and maintain the listing of the Securities on the New York Stock Exchange.

          (x) Reporting Requirements. The Trust, during the period when the Trust Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations and all documents required to be filed with the Commission pursuant to the 1940 Act within the time periods required by the 1940 Act and the 1940 Act Regulations.

     (b) Covenants of the Contracting Stockholders. Each Contracting Stockholder covenants with each Underwriter and the Trust as follows:

          (i)  Restriction on Sale of Securities.  During a period of 90 days
               ----------------------------------
     from the date of the Trust Prospectus, such Contracting Stockholder will not, without the prior written consent of the Merrill Lynch, (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Snyder Common Stock or any securities convertible into or exercisable or exchangeable for Snyder Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (y) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Snyder Common Stock, whether any such swap or transaction described in clause (x) or (y) above is to be settled by delivery of Snyder Common Stock or such other securities, in cash or otherwise; provided that any Contracting Stockholder may, at any
                        --------
     time after 30 days from the date of the Closing Time, pledge as security for borrowed money (1) up to _____% of the shares of Snyder Common Stock then owned by such Contracting Stockholder to any commercial banking institution that is a member of the Federal Reserve System or any institutional lender that makes loans secured by margin securities in the ordinary course of business having combined capital and surplus in excess of $500,000,000 (a "Pledgee") as long as such Pledgee shall have agreed in writing to be bound by the obligations and restrictions applicable to the Snyder Common Stock under this Section 3(b)(i) and Merrill Lynch shall have received an agreement substantially in the form of Exhibit G hereto signed by such Pledgee. The foregoing sentence shall not apply to the execution and delivery by such Contracting Stockholder of the Forward Purchase Contract or the consummation by such Contracting Stockholder of the transactions contemplated therein or the sale of the other Snyder Common Stock registered under the Snyder Registration Statement.

          (ii)  Purpose Statement. At or prior to Closing Time, such Contracting
                -----------------
     Stockholder will deliver to the Trust a duly executed purpose statement on Form F. R. G-3 of the Board of Governors of the Federal Reserve System.

     SECTION 4. Payment of Expenses.  (a)  Expenses Payable by the Contracting
                -------------------
Stockholders. The Contracting Stockholders, jointly and severally, will pay all expenses incident to the performance by the Trust and each Contracting Stockholder of their respective obligations under this Agreement and the Registration Agreement, including (i) the preparation, printing and filing of the Notification and the Trust Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, the Forward Purchase Contract and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, (iv) the fees and disbursements of the Trust's counsel, accountants and other advisors, (v) the fees and disbursements of the Contracting Stockholders' counsel and other advisors, (vi) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(a)(vi) hereof, including filing fees and the reasonable fees and disbursements of the counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vii) the printing and delivery to the Underwriters of copies of each Trust preliminary prospectus, any Trust Term Sheets and of the Trust Prospectus and any amendments or supplements thereto, (viii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (ix) the fees and expenses of any transfer agent or registrar for Securities, (x) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities and (xi) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange.

     (b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Contracting Stockholders, jointly and severally, shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     (c) Allocation of Expenses. The provisions of this Section 4 shall not affect any agreement that the Contracting Stockholders may make for the sharing of the costs and expenses to be borne by them pursuant to this Section 4.

     SECTION 5.  Conditions.
                 ----------

     (a) Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Trust and the Contracting Stockholders contained in Sections 1(a) and 1(b) hereof, respectively, to the accuracy of the representations and warranties of Snyder and the Partnership contained in the Registration Agreement, to the accuracy of the statements in certificates of any Trustee of the Trust, any officer of Snyder or the Partnership or by or on behalf of any Contracting Stockholder delivered pursuant to the provisions hereof, to the performance by the Trust and the Contracting Stockholders of their respective covenants and other obligations hereunder, to the performance by Snyder and the Partnership of their respective covenants and other obligations under the Registration Agreement, and to the following further conditions:

          (1) Effectiveness of Trust Registration Statement. The Trust Registration Statement, including any Trust Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Trust Registration Statement pursuant to Section 8(d) of the 1933 Act, or order pursuant to Section 8(e) of the 1940 Act, shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 497(h) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Trust has elected to rely upon Rule 434, a Trust Term Sheet shall have been filed with the Commission in accordance with Rule 497(h).

          (2) Effectiveness of Snyder Registration Statement. The Snyder Registration Statement, including any Snyder Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Snyder Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters.

          (3) Opinion of Counsel for the Trust. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Brown & Wood llp, counsel for the Trust, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such opinion for each of the other Underwriters, to the effect set forth in Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of the Trustees and certificates of public officials.

          (4) Opinion of Special Delaware Counsel for the Trust. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Richards, Layton & Finger, special Delaware counsel for the Trust, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such opinion for each of the other Underwriters, to the effect set forth in Exhibit B hereto. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of the Trustees and certificates of public officials.

          (5) Opinion of Counsel for the Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Debevoise & Plimpton, counsel for the Underwriters, in form and substance reasonably satisfactory to the Representatives, together with signed or reproduced copies of such opinion for each of the other Underwriters, to the effect set forth in Exhibit C hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law and Revised Uniform Limited Partnership Act of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of Snyder and its subsidiaries and certificates of public officials.

          (6) Opinion of Counsel for Snyder. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Shaw, Pittman, Potts & Trowbridge, counsel for Snyder, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such opinion for each of the other Underwriters, to the effect set forth in Exhibit D hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law and the Revised Uniform Limited Partnership Act of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of Snyder and its subsidiaries and certificates of public officials.

          (7) Opinion of Counsel for the Contracting Stockholders. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Shaw, Pittman, Potts & Trowbridge, counsel for the Contracting Stockholders, in form and substance reasonable satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such opinion for each of the other Underwriters, to the effect set forth in Exhibit E hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law, the Revised Uniform Limited Partnership Act and the Limited Liability Company Act of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of the Contracting Stockholders or officers of Snyder and its subsidiaries and certificates of public officials.

          (8) Managing Trustee's Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Trust Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, business prospects, management, investment objectives or investment policies of the Trust, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Managing Trustee, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Trust has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Trust Registration Statement pursuant to Section 8(d) of the 1933 Act, or order pursuant to Section 8(e) of the 1940 Act, has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

          (9) Snyder and Partnership Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Snyder Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of Snyder and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of each of (i) the Chairman of the Board, President or a Vice President of Snyder and of the chief financial or chief accounting officer of Snyder and (ii) the President or a Vice President of the Partnership and of the chief financial or chief accounting officer of the Partnership, in each case dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of Snyder and the Partnership contained in Section 1(a) of the Registration Agreement are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) Snyder or the Partnership, as the case may be, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time pursuant to the Registration Agreement, and (iv) no stop order suspending the effectiveness of the Snyder Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of their knowledge, are pending or are contemplated by the Commission.

          (10) Certificates of Contracting Stockholders. At Closing Time, the Representatives shall have received a certificate by or on behalf of each Contracting Stockholder, dated as of Closing Time, to the effect that (i) the representations and warranties of such Contracting Stockholder contained in Section 1(b) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time and (ii) such Contracting Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time.

          (11) Snyder Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from each of Arthur Andersen LLP a letter dated such date, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Snyder Registration Statement and the Snyder Prospectus.

          (12) Snyder Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from each of Arthur Andersen LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to Section 5(a)(11) hereof, except that the "specified date" referred to shall be a date not more than three business days prior to Closing Time.

          (13) Approval of Listing. At Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

          (14) No Objection. The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (15) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit F hereto signed by each of the persons and entities listed on Schedule C hereto.

          (16) Fundamental Agreements. Each Fundamental Agreement shall have been executed and delivered by all parties thereto, and each Contracting Stockholder shall have delivered to the Collateral Agent the number of shares of Snyder Common Stock required by the Security and Pledge Agreement to be initially pledged and assigned by such Contracting Stockholder thereunder in accordance with the requirements of the Security and Pledge Agreement.

          (17) Inducement Letters. At Closing Time, the Representatives shall have received an agreement substantially in the form of Exhibit H hereto signed by each of the members and partners of the Contracting Stockholders.

          (18) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Trust and the Contracting Stockholders contained herein, the representations and warranties of Snyder and the Partnership contained in the Registration Agreement and the statements in any certificates furnished by the Trust, Snyder, the Partnership or the Contracting Stockholders hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

          (A)  Managing Trustee's Certificate.  A certificate, dated such Date
               ------------------------------
          of Delivery, of the Managing Trustee confirming that the certificate delivered at Closing Time pursuant to Section 5(a)(8) hereof is true and correct as of such Date of Delivery.

          (B)  Officers' Certificates.  Certificates, dated such Date of
               ----------------------
          Delivery, of the President or a Vice President of Snyder and of the chief financial or chief accounting officer of Snyder and of the President or a Vice President of the Partnership and of the chief financial or chief accounting officer of the Partnership confirming that the respective certificates delivered at Closing Time pursuant to
          Section 5(a)(9) hereof are true and correct as of such Date of Delivery.

          (C)  Certificates of Contracting Stockholders.  Certificates, dated
               ----------------------------------------
          such Date of Delivery, by or on behalf of each Contracting Stockholder confirming that the certificate delivered by or on behalf of such Contracting Stockholder at Closing Time pursuant to Section 5(a)(10) hereof is true and correct as of such Date of Delivery.

          (D)  Opinion of Counsel for the Trust.  The favorable opinion of Brown
               --------------------------------
          & Wood llp, counsel for the Trust, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion delivered pursuant to
          Section 5(a)(3) hereof.

          (E)  Opinion of Special Delaware Counsel for the Trust.  The favorable
               -------------------------------------------------
          opinion of Richards, Layton & Finger, special Delaware counsel for the Trust, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion delivered pursuant to Section 5(a)(4) hereof.

          (F)  Opinion of Counsel for the Underwriters.  The favorable opinion
               ---------------------------------------
          of Debevoise & Plimpton, counsel for the Underwriters, in form and substance satisfactory to the Representatives, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion delivered pursuant to Section 5(a)(5) hereof.

          (G)  Opinion of Counsel for Snyder.  The favorable opinion of Shaw,
               -----------------------------
          Pittman, Potts & Trowbridge, counsel for Snyder, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, to the same effect as the opinion delivered pursuant to
          Section 5(a)(6) hereof.

          (H)  Opinion of Counsel for the Contracting Stockholders.  The
               ----------------------------------------------------
          favorable opinion of Shaw, Pittman, Potts & Trowbridge, counsel for the Contracting Stockholders, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, to the same effect as the opinion delivered pursuant to Section 5(a)(7) hereof.

          (I)  Snyder Bring-down Comfort Letter.  A letter from each of Arthur
               --------------------------------
          Andersen LLP, in form and substance satisfactory to counsel for the Underwriters and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Underwriters pursuant to Section 5(a)(12) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

          (19) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained herein or in the Registration Agreement; and all proceedings taken by the Trust in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

     (b) Termination of Agreement. If any condition specified in subsection (a) of this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Trust and the Contracting Stockholders at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     SECTION 6.  Indemnification.
                 ---------------

     (a) Indemnification of the Underwriters and the Trust by the Contracting Stockholders. Subject to Section 6(e) below, the Contracting Stockholders, jointly and severally, agree to indemnify and hold harmless each Underwriter, the Trust and each person, if any, who controls any Underwriter or the Trust within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Trust Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Trust preliminary prospectus or the Trust Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Snyder Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Snyder preliminary prospectus or the Snyder Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (iii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, referred to under (i) or (ii) above; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Contracting Stockholders; and

          (iv) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, referred to under (i) or (ii) above, to the extent that any such expense is not paid under (i), (ii) or (iii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with (A) written information furnished to the Trust by any Underwriter through the Representatives expressly for use in the Trust Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any Trust preliminary prospectus or the Trust Prospectus (or any amendment or supplement thereto) or (B) written information furnished to Snyder or any Contracting Stockholder by any Underwriter through the Representatives expressly for use in the Snyder Registration Statement (or any amendment thereto) or any Snyder preliminary prospectus or the Snyder Prospectus (or any amendment or supplement thereto); provided, further, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense of any Underwriter or person, if any, who controls such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act with respect to any Snyder preliminary prospectus to the extent that any such loss, liability, claim, damage or expense of any Underwriter results solely from the fact that such Underwriter sold Securities to a person as to whom the Contracting Stockholders shall establish that there was not sent by commercially reasonable means, at or prior to the written confirmation of such sale, a copy of the Snyder Prospectus in any case where such delivery is required by the 1933 Act, if Snyder has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Snyder preliminary prospectus that was corrected in the Snyder Prospectus.

     (b) Indemnification of the Trust and the Contracting Stockholders. Each Underwriter severally agrees to indemnify and hold harmless the Trust, each Contracting Stockholder, each person, if any, who controls the Trust or any Contracting Stockholder within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a)(i) or (a)(ii) of this Section, as incurred, but only with respect to (A) untrue statements or omissions, or alleged untrue statements or omissions, made in the Trust Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any Trust preliminary prospectus or the Trust Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Trust by such Underwriter through the Representatives expressly for use in the Trust Registration Statement (or any amendment thereto) or such Trust preliminary prospectus or the Trust Prospectus (or any amendment or supplement thereto) or (B) untrue statements or omissions, or alleged untrue statements or omissions, made in the Snyder Registration Statement (or any amendment thereto) or any Snyder preliminary prospectus or the Snyder Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to Snyder or any Contracting Stockholder by such Underwriter through the Representatives expressly for use in the Snyder Registration Statement (or any amendment thereto) or any Snyder preliminary prospectus or the Snyder Prospectus (or any amendment or supplement thereto).

     (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to
Section 6(b) above, counsel to the indemnified parties shall be selected by the Contracting Stockholders. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(iii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     (e) Conditions of Indemnification by the Contracting Stockholders. The obligations and liabilities of the Contracting Stockholders under Section 6(a) hereof with respect to untrue statements or omissions or alleged untrue statements or omissions made in the Snyder Registration Statement (or any amendment thereto), or any Snyder preliminary prospectus or the Snyder Prospectus (or any amendment or supplement thereto), other than in reliance upon and in conformity with written information furnished to Snyder by the Contracting Stockholders expressly for use in the Snyder Registration Statement (or any amendment thereto) or such Snyder preliminary prospectus or the Snyder Prospectus (or any amendment or supplement thereto), shall be subject to the following terms and conditions:

          (i) the indemnified party shall have previously requested indemnification for the loss, liability, claim, damage or expense arising out of such untrue statements or omissions or alleged untrue statements or omissions from Snyder under Section 4(a) of the Registration Agreement;

          (ii) the Contracting Stockholders shall have received notice of the indemnified party's request for indemnification from Snyder; and

          (iii) Snyder shall have failed to pay or reimburse such indemnified party, within 60 days from the date such request was made, in accordance with such request.

     SECTION 7.  Contribution.  If the indemnification provided for in Section 6
                 ------------
is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Contracting Stockholders on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Contracting Stockholders on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Trust and the Contracting Stockholders on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be such that the Underwriters shall be responsible for that portion of the aggregate amount of such losses, liabilities, claims, damages and expenses represented by the percentage that the total underwriting discount received by the Underwriters as set forth on the cover of the Trust Prospectus, or, if Rule 434 is used, the corresponding location on the Trust Term Sheet, bears to the aggregate initial public offering price of the Securities as set forth on such cover and the Contracting Stockholders jointly shall be responsible for the balance. The relative fault of the Trust and the Contracting Stockholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Trust or the Contracting Stockholders on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     The Trust, the Contracting Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this
Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Trust or any Contracting Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Trust or such Contracting Stockholder, as the case may be. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Securities set forth opposite their respective names in Schedule A hereto and not joint.

     SECTION 8.  Representations, Warranties and Agreements to Survive Delivery.
                 --------------------------------------------------------------
All representations, warranties and agreements contained in this Agreement or in certificates of the Trust, Snyder, the Partnership or any Contracting Stockholder submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or controlling persons, or by or on behalf of the Trust or the Contracting Stockholders, and shall survive delivery of the Securities to the Underwriters.

     SECTION 9.  Termination of Agreement.
                 ------------------------

     (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Trust and the Contracting Stockholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Trust Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, business prospects, management, investment objectives or investment policies of the Trust, whether or not arising in the ordinary course of business, or (ii) if there has been, since the time of execution of this Agreement, or since the respective dates as of which information is given in the Snyder Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of Snyder and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (iii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iv) if trading in the Securities or in the Snyder Common Stock has been suspended or limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or
(v) if a banking moratorium has been declared by either federal or New York authorities.

     (b) Liabilities. If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION 10. Default by One or More Underwriters.  If one or more of the
                 -----------------------------------
Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Trust to sell the Option Securities to be purchased and sold on such Date of Delivery, shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Trust to sell the relevant Option Securities, as the case may be, either the Representatives or the Trust shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Trust Registration Statement or Trust Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

     SECTION 11. Notices.  All notices and other communications hereunder shall
                 -------
be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at North Tower, World Financial Center, New York, New York 10281, attention Syndicate Operations; notices to the Trust shall be directed to it c/o Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19715, attention of Donald J. Puglisi; and notices to the Contracting Stockholders shall be directed to them c/o Daniel M. Snyder, Snyder Communications, Inc., 6903 Rockledge Drive, Bethesda, MD 20817.

     SECTION 12. Parties.  This Agreement shall each inure to the benefit of and
                 -------
be binding upon the Underwriters, the Trust and the Contracting Stockholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.
No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13. GOVERNING LAW AND TIME.  THIS AGREEMENT SHALL BE GOVERNED BY
                 ----------------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 14. Effect of Headings.  The Article and Section headings herein
                 ------------------
and the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust and the Contracting Stockholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Trust and the Contracting Stockholders in accordance with its terms.

                                        Very truly yours,

                                        SNYDER STRYPES TRUST


                                        ___________________________________
                                        Donald J. Puglisi, as Managing Trustee


                                        D.M.S. ENDOWMENT, LLC


                                        By_________________________________
                                          Name:
                                          Title:

                                        SUTTON PARTNERS, LLC


                                        By_________________________________
                                          Name:
                                          Title:

                                        A.O. ROBERTS, LLC


                                        By_________________________________
                                          Name:
                                          Title:

                                        USN COLLEGE MARKETING, L.P.


                                        By_________________________________
                                          Name:
                                          Title:

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
           INCORPORATED
GOLDMAN, SACHS & CO.
MORGAN STANLEY & CO. INCORPORATED
MONTGOMERY SECURITIES
BEAR, STEARNS & CO. INC.

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
           INCORPORATED


By__________________________________
         Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                  SCHEDULE A

                                                               Number of
                                                                Initial
        Name of Underwriter                                    Securities
        -------------------                                    ----------
 Merrill Lynch, Pierce, Fenner & Smith
             Incorporated.................................
Goldman, Sachs & Co.......................................
Morgan Stanley & Co. Incorporated.........................
Montgomery Securities.....................................
Bear, Stearns & Co. Inc...................................
                                                             ------------
             Total........................................     4,000,000
                                                             ============

                                    Sch A-1

                                   SCHEDULE B


                              SNYDER STRYPES TRUST

                                   STRYPES/(SM)/




          1. The initial public offering price of the Securities shall be $______ per STRYPES.

          2. The purchase price for the Securities to be paid by the Underwriters shall be $_____ per STRYPES, being an amount equal to the initial public offering price set forth above less $___ per STRYPES.

          3. The "Threshold Appreciation Price" with respect to the Securities shall be $_____.




_____________________
(SM) Service mark of Merrill Lynch & Co., Inc.

                                  SCHEDULE C

D.M.S. Endowment, LLC
Sutton Partners, LLC
A.O. Roberts, LLC
USN College Marketing, L.P.
Daniel M. Snyder
Michelle D. Snyder
Dr. A.O. Roberts
Fred Drasner


                                    Sch C-1

                                   EXHIBIT A

                    FORM OF OPINION OF THE TRUST'S COUNSEL
                          TO BE DELIVERED PURSUANT TO
                                SECTION 5(a)(3)


     1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

     2. Under the Delaware Act and the Declaration, the Trust has the requisite power and authority to own property and conduct its business as described in the Trust Prospectus.

     3. Under the Delaware Act and the Declaration, the Trust has the requisite power and authority to (i) execute and deliver, and to perform its obligations under, the Purchase Agreement and the Fundamental Agreements, and (ii) issue and perform its obligations under the STRYPES.

     4. Under the Delaware Act and the Declaration, the execution and delivery by the Trust of the Purchase Agreement and the Fundamental Agreements have been duly authorized by the requisite trust action on the part of the Trust.

     5. Each of the Fundamental Agreements has been duly executed and delivered by the Trust and (assuming the due authorization, execution and delivery thereof by the other parties thereto) constitutes a valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     6. The STRYPES, the Trust Agreement and the Fundamental Agreements conform in all material respects as to legal matters to the descriptions thereof contained in the Trust Prospectus.

     7. The Trust is registered with the Commission as a non-diversified, closed-end management investment company under the 1940 Act; and, to the best of our knowledge, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission.

     8. The Trust Registration Statement has been declared effective under the 1933 Act; the required filing of the Trust Prospectus pursuant to Rule 497(h) was made in the manner and within the time period required by Rule 497(h); and, to the best of our knowledge, no stop order suspending the effectiveness of the Trust Registration Statement pursuant to Section 8(d) of the 1933 Act, or order pursuant to Section 8(e) of the 1940 Act, has been issued and no proceedings for either such purpose have been instituted or are pending or threatened by the Commission.

     9. The Trust Registration Statement, as of its effective date, and the Trust Prospectus, as of its issue date (in each case other than the financial statements and supporting schedules and other financial data included therein or omitted therefrom, as to which we express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1940 Act and the rules and regulations promulgated by the Commission thereunder.

     10. The execution, delivery and performance by the Trust of the Purchase Agreement and each Fundamental Agreement and the consummation by the Trust of the transactions contemplated therein and in the Trust Registration Statement (including the issuance and sale of the STRYPES and the delivery of the Reference Property in exchange therefor, the consummation of the Forward Purchase and the use of the proceeds from the sale of the STRYPES as described in the Trust Prospectus under the caption "Use of Proceeds") and compliance by the Trust with its obligations under the Purchase Agreement, the STRYPES and each Fundamental Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Trust is a party or by which it may be bound, or to which any of the property or assets of the Trust is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the Declaration or the Trust Certificate, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Trust or any of its assets or properties.

     11. To the best of our knowledge, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending or threatened against or affecting the Trust, which is required to be disclosed in the Trust Registration Statement (other than as disclosed therein), or which might, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, or which might, individually or in the aggregate, reasonably be expected to materially and adversely affect the properties or assets of the Trust or the consummation by the Trust of the transactions contemplated in the Purchase Agreement or the Fundamental Agreements (including the issuance and sale of the STRYPES and the delivery of the Reference Property in exchange therefor and the consummation of the Forward Purchase) or the performance by the Trust of its obligations thereunder.

     12. No declaration or filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) is necessary or required for the Trust to own or use its assets and to conduct its business in the manner described in the Trust Prospectus or for the performance by the Trust of its obligations under the Purchase Agreement or any Fundamental Agreement or the consummation by the Trust of the transactions contemplated therein (including the issuance and sale of the STRYPES and the delivery of the Reference Property in exchange therefor and the consummation of the Forward Purchase).

     We have participated in conferences with the Trustees and representatives of the Trust, officers and representatives of Snyder and the Contracting Stockholders, representatives of the independent accountants of the Trust and Snyder, and the Underwriters at which the contents of the Trust Registration Statement and Prospectus and related matters were discussed and, although we are not passing upon or assuming responsibility for the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Trust Registration Statement and the Trust Prospectus and have made no independent check or verification thereof, on the basis of the foregoing, nothing has come to our attention that would lead us to believe (i) that the Trust Registration Statement (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we make no statement), at the time such Trust Registration Statement became effective or at the date of the Purchase Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or, (ii) that the Trust Prospectus (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we make no statement), at the time the Trust Prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                   EXHIBIT B

                FORM OF OPINION OF THE TRUST'S DELAWARE COUNSEL
                          TO BE DELIVERED PURSUANT TO
                                SECTION 5(a)(4)


     1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

     2. Under the Delaware Act and the Trust Agreement, the Trust has the requisite trust power and authority to own property and conduct its business, all as described in the Trust Prospectus.

     3. The Trust Agreement constitutes a valid and binding obligation of ML IBK Positions, Inc. and the Trustees, and is enforceable against ML IBK Positions, Inc. and the Trustees in accordance with its terms, except as enforcement may be limited by (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), (iii) the law of fraudulent transfer, (iv) public policy, (v) applicable law relating to fiduciary duties, and (vi) judicial imposition of an implied covenant of good faith and fair dealing.

     4. Under the Delaware Act and the Trust Agreement, the Trust has the requisite trust power and authority to (i) execute and deliver, and to perform its obligations under, the Purchase Agreement, the Forward Purchase Contract, the Security and Pledge Agreement and the Fundamental Agreements, and (ii) issue and perform its obligations under the Securities.

     5. Under the Delaware Act and the Trust Agreement, the execution and delivery by the Trust of the Purchase Agreement, the Forward Purchase Contract, the Security and Pledge Agreement and the Fundamental Agreements have been duly authorized by the requisite trust action on the part of the Trust.

     6. The Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth in this paragraph (6), fully paid and nonassessable undivided beneficial interests in the assets of the Trust and are entitled to the benefits provided by the Trust Agreement. The holders of the Securities, as beneficial owners of the Trust, will be entitled to the same limitation on personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. [Such counsel may note that the Holders of the Securities may be obligated to make payments as set forth in the Trust Agreement.]

     7. Under the Delaware Act and the Trust Agreement, the issuance of the Securities is not subject to preemptive rights.

     8. The issuance and sale by the Trust of the Securities, the execution, delivery and performance by the Trust of the Purchase Agreement, the Forward Purchase Contract, the Security and Pledge Agreement and the Fundamental Agreements, the consummation by the Trust of the transactions contemplated thereby and compliance by the Trust with its obligations thereunder do not violate (i) any of the provisions of the Trust Certificate or the Trust Agreement or (ii) any applicable Delaware law or administrative regulation thereunder.

     9. Except as previously made or obtained, as the case may be, no filing with, or authorization, approval, consent or order of, any Delaware court or governmental authority or agency is required to be made or obtained by the Trust solely in connection with the execution or delivery by the Trust of the Purchase Agreement, the Forward Purchase Contract, the Security and Pledge Agreement or the Fundamental Agreements, or the consummation by the Trust of the transactions contemplated thereby (including the issuance and sale of the Securities).

                                   EXHIBIT C


                 FORM OF OPINION OF THE UNDERWRITER'S COUNSEL
                          TO BE DELIVERED PURSUANT TO
                                SECTION 5(a)(5)

     1. The Company is validly existing as a corporation in good standing under the laws of the State of Delaware.

     2. The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Snyder Prospectus and to enter into and perform its obligations under the Registration Agreement.


     3. The Registration Agreement has been duly authorized, executed and delivered by the Company and the Partnership. The performance by the Company and the Partnership of their respective obligations under the Registration Agreement and the consummation of the transactions contemplated therein and compliance by the Company and the Partnership with their obligations under the Registration Agreement have been duly authorized by the Company and the Partnership, respectively.

     4.   The Snyder Registration Statement was declared effective under the
          1933 Act on September [    ], 1997, the Snyder Prospectus was filed
          with the Commission pursuant to Rule 424(b) of the 1933 Act
          Regulations on September [   ], 1997 and, to our knowledge, no stop
          order suspending the effectiveness of the Snyder Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

     5. The Snyder Registration Statement and the Snyder Prospectus as of their respective effective or issue dates (except for the financial statements and the notes thereto and the supporting schedules and other financial data included therein, as to which we express no opinion) compiled as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

     6. The form of certificate used to evidence the Snyder Common Stock complies in all material respects with the requirements of the General Corporation Law of the State of Delaware, any applicable requirements of the Certificate of Incorporation and Bylaws of the Company and the requirements of the New York Stock Exchange.

     7. The information in the Snyder Prospectus under "Description of Capital Stock -- Common Stock", insofar as it purports to summarize the terms of the Snyder Common Stock, has been reviewed by us and is accurate and fair in all material respects.

          We have not ourselves checked the accuracy and completeness of, or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Snyder Registration Statement or the Snyder Prospectus, except to the limited extent stated in paragraph 7 above. In the course of our review and discussion of the contents of the Snyder Registration Statement and the Snyder Prospectus with certain officers and employees of the Company and its verification, no facts have come to our attention which cause us to believe that the Snyder Registration Statement (other than the financial statements and schedules and other financial information contained therein, as to which we express no belief) at the time it became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Snyder Prospectus (other than the financial statements and schedules and other financial information contained therein, as to which we express no belief) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                   EXHIBIT D


                   FORM OF OPINION OF THE COMPANY'S COUNSEL
                          TO BE DELIVERED PURSUANT TO
                                SECTION 5(a)(6)


     1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

     2. The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Snyder Prospectus and to enter into and perform its obligations under the Registration Agreement.

     3. The Company is in good standing in each jurisdiction that issued a Company Good Standing Certificate.

     4. The authorized, issued and outstanding capital stock of the Company is as set forth in the Snyder Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the U.S. Purchase Agreement and the International Purchase Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Snyder Prospectus or pursuant to the exercise of convertible securities or options referred to in the Snyder Prospectus); the shares of issued and outstanding capital stock of the Company, including the shares of Snyder Common Stock owned by the Contracting Stockholders, have been duly authorized and validly issued and are fully paid and non-assessable and no holder of the Snyder Common Stock is or will be subject to personal liability by reason of being such a holder; and none of the outstanding shares of capital stock of the Company, including the shares of Snyder Common Stock owned by the Contracting Stockholders, was issued in violation of any preemptive rights under the General Corporation Law of the State of Delaware.

     5. Each Subsidiary is validly existing as a corporation or partnership, as the case may be, in good standing under the laws of the jurisdiction of incorporation, has corporate or partnership, as the case may be, power and authority to own, lease and operate its properties and to conduct its business as described in the Snyder Prospectus and is duly qualified as a foreign corporation or partnership, as the case may be, to transact business and is in good standing in each jurisdiction that issued a Subsidiary Good Standing Certificate.

     6. All of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, based upon our review of the capital stock records of the Subsidiaries, is owned by the Company directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. All of the partnership interests are authorized under the partnership agreement and, based upon our review of the Partnership's records, are owned by Snyder Marketing Services, Inc. as the corporate general partner and by the Company as the sole limited partner, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

     7. The Registration Agreement has been duly authorized, executed and delivered by the Company and the Partnership. The performance by the Company and the Partnership of their respective obligations under the Registration Agreement and the consummation of the transactions contemplated therein and compliance by the Company and the Partnership with their obligations under the Registration Agreement have been duly authorized by the Company and the Partnership, respectively.

     8. The Snyder Registration Statement was declared effective under the 1933 Act on September [_] 1997, the Snyder Prospectus was filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations on September [_], 1997 and, to our knowledge, no stop order suspending the effectiveness of the Snyder Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

     9. The Snyder Registration Statement and the Snyder Prospectus as of their respective effective or issue dates (except for the financial statements and the notes thereto and the supporting schedules and other financial data included therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

     10. The form of certificate used to evidence the Snyder Common Stock complies in all material respects with the requirements of the General Corporation Law of the State of Delaware, any applicable requirements of the Certificate of Incorporation and Bylaws of the Company and the requirements of the New York Stock Exchange.

     11. To our knowledge, except as set forth in the Snyder Prospectus, there is not pending any action, suit, proceeding, inquiry or investigation to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Company and its subsidiaries considered as one enterprise, or the consummation of the transactions contemplated in the Registration Agreement or the performance by the Company or the Partnership of their respective obligations thereunder.

     12. The information in the Snyder Prospectus under "Risk Factors - Government Regulation," "Risk Factors - Shares Eligible For Future Sale, STRYPES Offering and Registration Rights," "Risk Factors - Effect of Certain Charter and Bylaw Provisions," "Business - Government Regulation," "Business - Properties," "Business - Legal Proceedings," "Description of Capital Stock," "Shares Eligible for Future Resale," and "Considerations for Non-United States Holders" and in the Snyder Registration Statement under Item 14 and Item 15, to the extent that it describes matters of law, summaries of legal matters, the Company's Certificate of Incorporation or Bylaws, or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

     13. To our knowledge, there are no statutes or regulations that are required to be described in the Snyder Prospectus that are not described as required.

     14. The descriptions in the Snyder Prospectus of contracts and other legal documents to which the Company or any subsidiary is a party are accurate in all material respects. To our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Snyder Registration Statement or the Snyder Prospectus or to be filed as exhibits to the Snyder Registration Statement other than those described or referred to in the Snyder Registration Statement or the Snyder Prospectus or filed as exhibits to the Snyder Registration Statement, and the descriptions thereof or references thereto are accurate in all material respects.

     15. To our knowledge, neither the Company nor any Subsidiary is in violation of its charter or bylaws and the Partnership is not in violation of its partnership agreement, and, to our knowledge, no default by the Company or any Subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Snyder Registration Statement or the Snyder Prospectus or filed as an exhibit to the Snyder Registration Statement.

     16. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any domestic court or governmental authority or agency (other than under the 1933 Act and the 1933 Act Regulations and the Securities Exchange Act of 1934, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Registration Agreement by the Company and the Partnership, or for the performance by the Company or the Partnership of its obligations thereunder.

     17. The execution, delivery and performance of the Registration Agreement by the Company and the Partnership, and the consummation of the transactions contemplated therein by the Company and the Partnership, and the compliance by the Company and the Partnership with their respective obligations under the Registration Agreement, do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(x) of the Registration Agreement under or, to our knowledge, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary under any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their properties is or may be bound, or to which any of them or their properties may be subject, that is filed as an exhibit to the Snyder Registration Statement or which is otherwise known to us, except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or bylaws or partnership agreement, as the case may be, of the Company or any Subsidiary or any applicable law, statute, rule, regulation (other than the blue sky or securities laws or regulations of the various states, as to which we express no opinion), judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties, assets or operations.

     18. To our knowledge, other than as described in the Snyder Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Snyder Registration Statement or otherwise registered by the Company under the 1933 Act (other than rights which have been waived or satisfied).

     19. The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          Because the primary purpose of our professional engagement was not to establish or confirm factual matters or financial or accounting matters and because of the wholly or partially non-legal character of many of the statements contained in the Snyder Registration Statement or the Snyder Prospectus, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Snyder Registration Statement or the Snyder Prospectus and we make no representation that we have independently verified the accuracy, completeness or fairness of such statements. Without limiting the foregoing, we assume no responsibility for, and have not independently verified, the accuracy, completeness or fairness of the financial statements and the notes thereto and the schedules and other financial data included in the Snyder Registration Statement and we have not examined the accounting or financial records from which such financial statements, notes, schedules and data are derived.

          However, on the basis of our participation, as counsel to the Company, with representatives of the Company and its subsidiaries in the preparation of the Snyder Registration Statement and the Snyder Prospectus, and our participation with representatives of the Company, its independent public accountants and the Underwriters at meetings in which the contents of the Snyder Registration Statement and the Snyder Prospectus and related matters were discussed and the examination by us of such corporate records, statutes, documents and questions of law as we deemed necessary, but without independent verification by us of the accuracy, completeness and fairness of the statements contained in the Snyder Registration Statement and the Snyder Prospectus, and without commenting as to the financial statements and the notes thereto and the schedules and other financial data included therein, nothing has come to our attention that would lead us to believe that the Snyder Registration Statement, at the time it became effective under the 1933 Act, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Snyder Prospectus, or any amendment or supplement thereto (except for the financial statements and the notes thereto and the schedules and other financial data included therein or omitted therefrom, as to which we make no statement), as of its date or as of the Closing Time, included or includes an untrue statement of material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     As used in this Exhibit D the terms "Material Adverse Effect," "Subsidiary," and "Subsidiaries" shall have the meanings ascribed to them in the Registration Agreement. The term "Company Good Standing Certificate" shall mean, with respect to each jurisdiction in which the Company must qualify as a foreign corporation to transact business, a certificate of a duly qualified public official of such jurisdiction stating that the Company is in good standing in such jurisdiction.

                                   EXHIBIT E


           FORM OF OPINION OF THE CONTRACTING STOCKHOLDERS' COUNSEL
                          TO BE DELIVERED PURSUANT TO
                                SECTION 5(a)(7)


     1. D.M.S. Endowment, LLC has been duly organized and is validly existing as a limited liability company in good standing under the laws of the jurisdiction of its organization and has power and authority to enter into and perform its obligations under the Purchase Agreement, the Forward Purchase Contract and the Security and Pledge Agreement.

     2. Sutton Partners, LLC has been duly organized and is validly existing as a limited liability company in good standing under the laws of the jurisdiction of its organization and has power and authority to enter into and perform its obligations under the Purchase Agreement, the Forward Purchase Contract and the Security and Pledge Agreement.

     3. A.O. Roberts, LLC has been duly organized and is validly existing as a limited liability company in good standing under the laws of the jurisdiction of its organization and has power and authority to enter into and perform its obligations under the Purchase Agreement, the Forward Purchase Contract and the Security and Pledge Agreement.

     4. USN College Marketing, L.P. has been duly organized and is validly existing as a limited partnership in good standing under the laws of the jurisdiction of its organization and has power and authority to enter into and perform its obligations under the Purchase Agreement, the Forward Purchase Contract and the Security and Pledge Agreement.

     5. The Purchase Agreement has been duly authorized, executed and delivered by each Contracting Stockholder.

     6. Each of the Forward Purchase Contract and the Security and Pledge Agreement has been duly authorized, executed and delivered by each Contracting Stockholder and (assuming the due authorization, execution and delivery thereof by the other parties thereto) constitutes a valid and binding agreement of each Contracting Stockholder, enforceable against each Contracting Stockholder in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     7. The execution, delivery and performance by the Contracting Stockholders of the Purchase Agreement, Forward Purchase Contract and the Security and Pledge Agreement and the consummation by the Contracting Stockholders of the transactions contemplated therein and compliance by the Contracting Stockholders with their respective obligations thereunder have been duly authorized by all necessary action on the part of the Contracting Stockholders and do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Stockholder Repayment Event (as defined in Section 1(b)(v) of the Purchase Agreement) under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon any property or assets of any Contracting Stockholder (including the shares of Snyder Common Stock owned by the Contracting Stockholders) pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument, known to us, to which any Contracting Stockholder is a party or by which it may be bound, or to which any of the property or assets of any Contracting Stockholder is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not, singly or in the aggregate, materially and adversely affect the ability of the Contracting Stockholders to perform their respective obligations under the Purchase Agreement, Forward Purchase Contract or the Security and Pledge Agreement), nor will such action result in any violation of the provisions of the limited liability company agreement or limited partnership agreement, as the case may be, of any Contracting Stockholder, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over any Contracting Stockholder or any of its assets, properties or operations (except for such violations that would not, singly or in the aggregate, materially and adversely affect the ability of the Contracting Stockholders to perform their respective obligations under the Purchase Agreement, Forward Purchase Contract or the Security and Pledge Agreement).

     8. No declaration or filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery by the Contracting Stockholders of the Purchase Agreement, the Fund Indemnity Agreement, the Fund Expense Agreement, the Forward Purchase Contract or the Security and Pledge Agreement or the performance by the Contracting Stockholders of their respective obligations thereunder; and each Contracting Stockholder has the full right, power and authority to pledge and assign the shares of Snyder Common Stock to be pledged and assigned by such Contracting Stockholder pursuant to the Security and Pledge Agreement and to sell, transfer and deliver the shares of Snyder Common Stock to be sold by such Contracting Stockholder pursuant to the Forward Purchase Contract.

     9. To the best of our knowledge, each Contracting Stockholder has all rights in and to the shares of Snyder Common Stock to be pledged and assigned by such Contracting Stockholder pursuant to the Security and Pledge Agreement, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, other than those created pursuant to the Security and Pledge Agreement; and the shares of Snyder Common Stock pledged by the Contracting Stockholders as of the date hereof have been duly and validly assigned, delivered and pledged by the Contracting Stockholders under the Security and Pledge Agreement and such Security and Pledge Agreement, together with such assignment, delivery and pledge, creates, as security for the performance of the obligations of the Contracting Stockholders under the Forward Purchase Contract, a valid first priority and perfected security interest in such shares of Snyder Common Stock prior to other liens.

     10. If immediately prior to the Exchange Date any Contracting Stockholder delivers to the Trust shares of Snyder Common Stock pursuant to the Forward Purchase Contract, upon delivery by such Contracting Stockholder to the Trust of the shares of Snyder Common Stock pursuant to the Forward Purchase Contract, the Trust will be the sole registered owner of the shares of Snyder Common Stock so delivered and, assuming the Trust purchased for value in good faith and without notice of any adverse claim, the Trust, assuming compliance with the Security and Pledge Agreement, will have acquired all rights in and to such shares of Snyder Common Stock, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

     11. Upon the occurrence of an Event of Default specified in the Security and Pledge Agreement, the rights of the Collateral Agent with respect to the Collateral, as set forth in the Security and Pledge Agreement, shall immediately become exercisable in accordance with the terms of the Security and Pledge Agreement, and such rights will not be subject to any stay pursuant to Section 362(a) of Title 11 of the United States Code.

     Because the primary purpose of our professional engagement was not to establish or confirm factual matters or financial or accounting matters and because of the wholly or partially non-legal character of many of the statements contained in the Trust Registration Statement or the Trust Prospectus, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Trust Registration Statement or the Trust Prospectuses and we make no representation that we have independently verified the accuracy, completeness or fairness of such statements. Without limiting the foregoing, we assume no responsibility for, and have not independently verified, the accuracy, completeness or fairness of the financial statements and the notes thereto and the schedules and other financial data included in the Trust Registration Statement and we have not examined the accounting or financial records from which such financial statements, notes, schedules and data are derived.

     However, on the basis of our participation, as counsel to the Company, with representatives of the Company and its subsidiaries in the preparation of the Trust Registration Statement and the Trust Prospectuses, and our participation with representatives of the Company, its independent public accountants and the Underwriters at meetings in which the contents of the Trust Registration Statement and the Trust Prospectuses and related matters were discussed and the examination by us of such corporate records, statutes, documents and questions of law as we deemed necessary, but without independent verification by us of the accuracy, completeness and fairness of the statements contained in the Trust Registration Statement and the Trust Prospectuses, and without commenting as to the financial statements and the notes thereto and the schedules and other financial data included therein, nothing has come to our attention that would lead us to believe that the Trust Registration Statement, at the time it became effective under the 1933 Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Trust Prospectus or any amendment or supplement thereto (except for the financial statements and the notes thereto and the schedules and other financial data included therein or omitted therefrom, as to which we make no statement), as of its date or as of the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                   EXHIBIT F


                       FORM OF LOCK-UP FROM CONTRACTING
                   STOCKHOLDERS PURSUANT TO SECTION 5(a)(15)


                                                             September    , 1997


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
GOLDMAN, SACHS & CO.
MORGAN STANLEY & CO. INCORPORATED
MONTGOMERY SECURITIES
BEAR, STEARNS & CO. INC.
  as Representatives of the several
  Underwriters to be named in the
  within-mentioned Purchase Agreement
c/o Merrill Lynch & Co.
    Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
North Tower
World Financial Center
New York, New York 10281-1209

        Re:  Proposed Public Offering by Snyder STRYPES Trust

Dear Sirs:

        The undersigned, a stockholder [and an officer and/or director]* of Snyder Communications, Inc., a Delaware corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Montgomery Securities and Bear, Stearns & Co. Inc. propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company and the other parties named therein providing for the public offering of STRYPES (the "Securities") of Snyder STRYPES Trust (the "Trust"), exchangeable for the Company's common stock, par value $.001 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder [and an officer and/or director]* of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter to be named in the Purchase Agreement that, during a period of 90 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or

______________________

        Delete or revise bracketed language as appropriate.

indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

        [Notwithstanding the foregoing, the undersigned may, at any time after 30 days from the date of the Closing Time (as defined in the Purchase Agreement), pledge as security for borrowed money [up to 50% of]* the shares of Common Stock then owned by the undersigned to any commercial banking institution that is a member of the Federal Reserve System or any institutional lender that makes loans secured by margin securities in the ordinary course of business having combined capital and surplus in excess of $500,000,000 (a "Pledgee") as long as such Pledgee shall have agreed in writing to be bound by the obligations and restrictions applicable to the Common Stock under Section 3(b)(i) of the Purchase Agreement and the Representatives shall have received an agreement substantially in the form of Exhibit D to the Purchase Agreement signed by such Pledgee.]**


                                        Very truly yours,


                                        Signature:

                                        Print Name:


_______________________

  *  Include in the case of lock-up agreement of Daniel M. Snyder and Michelle
     D. Snyder.

 **  Include in the case of lock-up agreement of Daniel M. Snyder and Michelle
     D. Snyder and USN College Marketing, L.P. or its partners.

                                   EXHIBIT G

           FORM OF LOCK-UP FROM PLEDGEE PURSUANT TO SECTION 5(a)(15)

                                                           [month and day], 199_

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
GOLDMAN, SACHS & CO.
MORGAN STANLEY & CO. INCORPORATED
MONTGOMERY SECURITIES
BEAR, STEARNS & CO. INC.
  as Representatives of the several
  Underwriters named in the
  within-mentioned Purchase Agreement
c/o Merrill Lynch & Co.
    Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
North Tower
World Financial Center
New York, New York 10281-1209

        Re: Public Offering by Snyder Communications, Inc.

Dear Sirs:

        The undersigned, a pledgee of shares (the "Pledged Shares") of Common Stock, par value $.001 per share, of Synder Communications, Inc., a Delaware corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Montgomery Securities and Bear, Stearns & Co. Inc. have entered into a Purchase Agreement, dated September [ ], 1997 (the "Purchase Agreement"), with the Company and the other parties named therein providing for the public offering of STRYPES of Synder STRYPES Trust (the "Trust") exchangeable for shares of the Company's Common Stock. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter named in the Purchase Agreement that, during a period of 90 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any Pledged Shares or any securities convertible into or exchangeable or exercisable for any Pledged Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Pledged Shares, whether any such swap or transaction is to be settled by delivery of any Pledged Shares or other securities, in cash or otherwise.

                                           Very truly yours,

                                           [name of Pledgee]

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                      G-2